UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2007 (September 28, 2007)

Cyberonics, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	000-19806	76-0236465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cyberonics Blvd., Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 281-228-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    Effective on October 22, 2007, the Board of Directors of Cyberonics, Inc. (the “Company”) authorized amendment and restatement of the Company’s bylaws (the “Bylaws” and as amended and restated, the “Amended Bylaws”).  The Amended Bylaws include extensive changes.  The primary amendments relate to:

•	the location of the Company’s registered and other offices (Article I);
•	the conduct of stockholder meetings (Articles II and VII);
•	deletion of the authority to approve loans to the Company’s officers (Article III);
•	removal of Company officers (Article V);
•	addition of a savings clause for the provision on indemnification of directors and officers (Article VI); and
•	issuance and transfer of uncertificated shares (Article VIII).

    In addition, the Amended Bylaws include conforming changes and other non-substantive and technical edits and updates.

    The foregoing summary of the Amended Bylaws is not complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed as Exhibit 3.2(i) to this report and incorporated herein by reference.

    The Amended Bylaws, and a copy marked to show changes from the prior Bylaws, are included as Exhibits 3.2(i) and 3.2(ii), respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01 Other Events.

    As previously disclosed and more fully described under the heading “Securities Class Action Lawsuit” in Note 13 of “Notes to Consolidated Financial Statements” included in the Company’s Quarterly Report on Form 10-Q for the period ended July 27, 2007, the Company and certain current and former officers are defendants in a putative class action lawsuit, Case No. 4:05-cv-2121, styled In re Cyberonics, Inc. Securities Litigation, pending in the U.S. District Court for the Southern District of Texas.  On September 28, 2007, the federal district court issued an order confirming that the defendants’ motion to dismiss will be granted and that the plaintiffs’ supplemented first amended complaint will be dismissed with prejudice.  On October 4, 2007, the court issued an order dismissing the plaintiffs’ supplemented first amended complaint with prejudice.  On October 18, 2007, the plaintiffs filed a notice of appeal to the United States Court of Appeals for the Fifth Circuit.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.  The following documents are filed as exhibits to this report:

3.2(i)    Cyberonics, Inc. Amended and Restated Bylaws, effective October 22, 2007.

3.2(ii)	Cyberonics, Inc. Amended and Restated Bylaws, marked to show amendments effective October 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

By: /s/ David S. Wise
Name: David S. Wise
Title: Secretary
Date: October 26, 2007